                                                                   Exhibit 10.17

                                     FORM OF
                                   CONVERTIBLE
                                 PROMISSORY NOTE
                                 ---------------


                                                                    Series H-1
[$_____________]                                                      No. ____
                                                               Cleveland, Ohio
                                                               January 2, 1997


         FOR VALUE RECEIVED, the undersigned, HAWK CORPORATION, a Delaware corporation (the "Corporation") promises to pay to the order of [______________________], a(n) [ individual/corporation] ( the "Holder"), the principal amount of ______________________________ Dollars ($_______________) in
two (2) installments, each payable annually on the anniversary of the Closing of the Stock Purchase Agreement by and among the Corporation, __________________________, __________________________,
__________________________ and Holder, dated November 7, 1996 ("Stock Purchase Agreement"), with the first installment of _______________________________ Dollars ($__________) due on the first anniversary of the Closing on January 2, 1998 and with the last and final installment of ______________________________ Dollars ($_________) due on January 2, 1999, and to pay interest from the date of this Promissory Note (the "Note") on such principal amount from time to time outstanding at the rate per annum of eight percent (8%) until maturity, or otherwise paid in full. Interest shall be computed on a 360-day year basis on the actual number of days elapsed and shall be paid quarterly on the first business day of April, July, October and January in each year.

         The failure by the Corporation to make any payment of such interest or principal on this Note on or before the date any such payment is due shall NOT constitute an event of default ("Event of Default") unless:

         1. Thirty days have elapsed from the payment due date without the Corporation's payment of the amount due; and

         2. Written notice listing the overdue amount has been sent by the Holders via facsimile to Ronald E. Weinberg ("Weinberg") at 216-861- 4546, and Byron S. Krantz ("Krantz") at 216-621-6536;
                  and

         3. Ten days has elapsed without payment of the amount due by the Corporation from the date the Holder's written notice has been sent to both Weinberg and Krantz by facsimile; and

         4. If notice is provided before the end of the thirty days provided for in Paragraph 1 above, the Event of Default shall occur at the later of the thirty (30) days or ten (10) days after said notice has been faxed.


         In the Event of Default, the Note and all interest then due shall be due and payable and the Holder may exercise any or all of the remedies provided by law. If the Note is not paid at maturity, whether maturity occurs by lapse of time or acceleration, the principal of and the unpaid interest on this Note, thereafter until paid shall be at the per annum rate of twelve percent (12%).

         In the event, but only in the event, the Corporation undertakes an initial public offering of its Class A common stock, the Holder shall be entitled to elect to convert an amount of the outstanding principal under this Note to the Class A common stock of the Corporation subject to the initial public offering; PROVIDED, HOWEVER, in no event shall the aggregate principal amount subject to conversion pursuant to this and all Series H-1 notes exceed the sum of Five Hundred Thousand Dollars ($500,000.00), nor shall such Holder be entitled to convert an amount of principal in excess of its proportionate share of the Five Hundred Thousand Dollars, as set forth in Exhibit 2.4(a) to the Stock Purchase Agreement. The exercise price for the conversion of principal into Class A common stock of the Corporation shall be equal to the initial public offering price of the Corporation's Class A common stock. This option to convert shall be effective from the date of this Note through the maturity date of the Note; PROVIDED, HOWEVER, should the Holder desire to extend the option to convert for an additional nine month period beyond the maturity date of this Note, the Holder shall provide written notice, not less than thirty (30) days before the maturity date of the Note, of its intent to extend the maturity date of this Note to the Corporation at its principal office, which notice shall include a waiver of the maturity date to the date to coincide with the additional nine month option to convert period. Any exercise of the conversion option as herein provided shall be in writing, in form and substance as set forth on Exhibit A, attached hereto and incorporated herein by reference, and duly executed and delivered by Holder to the Corporation at its principal office, accompanied by payment, by certified or official bank check payable to the order of the Corporation. Any right or option to convert a principal sum of this Note to the Corporation's Class A common stock is expressly contingent on the Corporation's engaging in an initial public offering and does not grant, either express or implied, to the Holder any preemptive rights or right to require registration of the Corporation's securities. Any amount of principal so converted shall be deemed to have been paid in full at the earlier of the date the securities are properly recorded in the name of the Holder or Holder's designee in the record book of the Corporation or the date certificates are issued and delivered to the Holder. In the event the exercise of the option to convert results in the issuance of any fractional share of Class A common stock, then in such event, Holder shall be entitled to cash in lieu of such fractional share.

         This Note shall be governed by and construed in accordance with the laws of the State of Delaware.

         Holder shall be entitled to reasonable attorney's fees and costs in the event Holder is forced to pursue collection of this Note.

         This Note is subject to set-off pursuant to the terms of the Stock Purchase Agreement.

         All capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Stock Purchase Agreement.

         This Note may be assigned to the Corporation's wholly-owned subsidiary, Houghton Acquisition Corporation d/b/a Hutchinson Foundry Products Company, following the Closing of the Stock Purchase Agreement.

         This Note has been duly executed and delivered for value by the duly authorized officer(s) of the Corporation.


                                              HAWK CORPORATION

                                              By:
                                                 -------------------------------


                                              Title:
                                                    ----------------------------

                                   [EXHIBIT A]


                      FORM OF EXERCISE OF OPTION TO CONVERT
                      -------------------------------------

   (To Be Executed By The Holder If The Holder Desires to Exercise the Option to Convert Evidenced By And Subject to The Terms of The Foregoing Note)


To:
   -----------------------------------------------------



         The undersigned hereby irrevocably elects to exercise his/her/its option to convert _______________________________ Dollars of principal amount outstanding under and evidenced by the Promissory Note of Corporation, dated ____________________, 199__, and to purchase thereunder, _________ shares of
Class A Common Stock of the Corporation, issuable upon exercise of the option to convert and subject to the terms and conditions of the Note and accompanied herewith by the surrender or other applicable assignment of the Note or relevant portion thereof, and any applicable taxes payable by the undersigned pursuant to the exercise of the option to convert.

         The undersigned requests that certificate(s) for such shares are issued in the name of:


                  --------------------------------------------


                  --------------------------------------------


                  --------------------------------------------

                         (Please Print Name and Address)



Dated:  _____________, 199___                NAME OF HOLDER:


                                             -----------------------------------
                                             (Print)

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title: